                                                                     EXHIBIT 2.1

                       IN THE UNITED STATES DISTRICT COURT
                          SOUTHERN DISTRICT OF FLORIDA

                                                                 RECEIVED
                                                               MAR 17 1999
                                                             PEABODY & BROWN

                                         CASE NO. 98-8030-CIV-HURLEY

--------------------------------------------------------------------------------

LEONARD ROSENBLUM, J/B INVESTMENT PARTNERS, SMALL AND REBECCA BARMACK, PARTNERS, BARBARA HALL, HENRY R. GRAHAM, ANNE R. GRAHAM, MARGO CORTELL, PATRICK M. RHODES, BERNICE M. HUELS, GARRETT N. VOIGHT, CLAIRE E. FULCHER, MARCELLA LEVY, RICHARD HODGSON, CITY PARTNERSHIPS, HELMAN PARSONS AND CLEVA PARSONS, on behalf of themselves and all others similarly situated and derivatively on behalf of the Nominal Defendants,

                                   Plaintiffs,

vs.

EQUIS FINANCIAL GROUP LIMITED PARTNERSHIP, a Massachusetts, Limited Partnership, EQUIS CORPORATION, a Massachusetts Corporation, GDE ACQUISITION LIMITED PARTNERSHIP, a Massachusetts Limited Partnership, AFG LEASING INCORPORATED, a Massachusetts Corporation, AFG LEASING IV INCORPORATED, a Massachusetts Corporation, AFG LEASING VI INCORPORATED, a Massachusetts Corporation, AFG AIRCRAFT MANAGEMENT CORPORATION, a Massachusetts Corporation, AFG ASIT CORPORATION, a Massachusetts Corporation, AF/AIP PROGRAMS LIMITED PARTNERSHIP, a Massachusetts Limited Partnership, GARY D. ENGLE and GEOFFREY A. MACDONALD,

                                   Defendants,

AIRFUND I INTERNATIONAL LIMITED PARTNERSHIP, a Massachusetts Limited Partnership, AIRFUND II INTERNATIONAL LIMITED PARTNERSHIP, a Massachusetts Limited Partnership, AMERICAN INCOME 4 LIMITED PARTNERSHIP, a Massachusetts Limited Partnership, AMERICAN INCOME 5 LIMITED PARTNERSHIP, a Massachusetts

Limited Partnership, AMERICAN INCOME 6 LIMITED PARTNERSHIP, a Massachusetts Limited Partnership, AMERICAN INCOME 7 LIMITED PARTNERSHIP, a Massachusetts Limited Partnership, AMERICAN INCOME 8 LIMITED PARTNERSHIP, a Massachusetts Limited Partnership, AMERICAN INCOME PARTNERS III-A LIMITED PARTNERSHIP, a Massachusetts Limited Partnership, AMERICAN INCOME PARTNERS III-B LIMITED PARTNERSHIP, a Massachusetts Limited Partnership, AMERICAN INCOME PARTNERS III-C LIMITED PARTNERSHIP, a Massachusetts Limited Partnership, AMERICAN INCOME PARTNERS III-D LIMITED PARTNERSHIP, a Massachusetts Limited Partnership, AMERICAN INCOME PARTNERS IV-A LIMITED PARTNERSHIP, a Massachusetts Limited Partnership, AMERICAN INCOME PARTNERS IV-B LIMITED PARTNERSHIP, a Massachusetts Limited Partnership, AMERICAN INCOME PARTNERS IV-C LIMITED PARTNERSHIP, a Massachusetts Limited Partnership, AMERICAN INCOME PARTNERS IV-D LIMITED PARTNERSHIP, a Massachusetts Limited Partnership, AMERICAN INCOME PARTNERS V-A LIMITED PARTNERSHIP, a Massachusetts Limited Partnership, AMERICAN INCOME PARTNERS V-B LIMITED PARTNERSHIP, a Massachusetts Limited Partnership, AMERICAN INCOME PARTNERS V-C LIMITED PARTNERSHIP, a Massachusetts Limited Partnership, AMERICAN INCOME PARTNERS V-D LIMITED PARTNERSHIP, a Massachusetts Limited Partnership, AMERICAN INCOME FUND I-B, a Massachusetts Limited Partnership, AMERICAN INCOME FUND I-C, a Massachusetts Limited Partnership, AFG INVESTMENT TRUST A, a Delaware business trust, AFG INVESTMENT TRUST B, a Delaware business trust, AFG INVESTMENT TRUST C, a Delaware business trust, and AFG INVESTMENT TRUST D, a Delaware business trust,

                               Nominal Defendants.

--------------------------------------------------------------------------------

            PLAINTIFFS' AND DEFENDANTS' JOINT MOTION TO MODIFY ORDER PRELIMINARILY APPROVING SETTLEMENT. CONDITIONALLY CERTIFYING SETTLEMENT CLASS AND PROVIDING FOR NOTICE OF, AND HEARING ON,
                             THE PROPOSED SETTLEMENT

      The Plaintiffs and Defendants in the above-captioned action (the "Action") hereby jointly move and respectfully request that the Court grant this Motion to Modify this Court's Order dated August 20, 1998, titled Order Preliminarily Approving Settlement, Conditionally Certifying Settlement Class and Providing For Notice of, And Hearing On, The Proposed Settlement (the "Order"). As grounds for this Motion, the parties state that they have agreed to amend the Stipulation of Settlement to enable the Settlement to be completed despite an unanticipated delay in the completion of the Securities and Exchange Commission's ("SEC") regulatory review of the Consent Solicitation Statement that under the Order is to be sent to members of only one of the three sub-classes of the Settlement Class, the Operating Partnership Sub-Class. Specifically, and as a set forth more fully in the accompanying memorandum, which is incorporated herein by reference, the parties state as follows.

      1. In the Order, this Court preliminarily approved the Stipulation of Settlement (the "Stipulation"), conditionally certified the Settlement Class as three sub-classes, and provided for service of Notice of the Settlement, and a Hearing on the proposed Settlement. A true and complete copy of the Court's August 20, 1998 Order is attached hereto as Exhibit 1. The three sub-classes certified by the court are referred to in the Stipulation and Order as: (a) the "RSL Sub-Class"; (b) the "Operating Partnership Sub-Class"; and (c) the "Trust Sub-Class".

      2. As part of the consideration for the settlement of the claims brought on behalf of the Operating Partnership Sub-Class, the Stipulation provides for Defendants to pursue and cause the consummation of an exchange transaction (the "Exchange"), pursuant to which eleven (11) of the limited partnerships named as Nominal Defendants (the "Operating

Partnerships") would be restructured and converted into a publicly-traded entity whose securities would be listed and traded on the NASDAQ National Market System or other national securities exchange. Pursuant to the Stipulation, in addition to the Notice to be sent to all members of the Class concerning the terms of Settlement, the members of the Operating Partnership Sub-Class are also to be sent copies of a Consent Solicitation Statement describing the proposed Exchange in greater detail. As set forth in the Stipulation, the consummation of the Exchange does not, however, affect the terms of the Settlement with respect to the RSL and Trust Sub-Classes.

      3. Following the Court's entry of the Preliminary Order, on August 24, 1998, Defendants filed with the SEC for its review a Consent Solicitation Statement. The parties anticipated that the SEC review of the Consent Solicitation Statement would be completed within eight to twelve weeks and Notice would be sent to all Class Members shortly thereafter. This regulatory review process, however, has not been completed within the anticipated time frame and may be delayed for a substantial additional period of time.

      4. Because Class Notice to the Operating Partnership Sub-Class members must be accompanied by the Consent Solicitation Statement, the Defendants have been unable to mail the Notice and to begin the 45 day notice period required by the Stipulation before the fairness hearing on the Final Approval of the Settlement.

      5. The parties do not believe that the completion of the Settlement on behalf of the RSL and Trust Sub-Classes should be further delayed during the completion of the SEC's review process, and therefore have agreed to amend the Stipulation to bifurcate the Settlement. Thus, the parties are now ready to seek Final Approval of the Settlement with respect to only the RSL and Trust Sub-Classes.

      6. Accordingly, the parties now move the Court to modify its Order, as set forth below and in the accompanying Memorandum, to (a) bifurcate the consummation of the terms of the Settlement and permit the parties to serve Notice and seek Final Approval of the Settlement with respect to the RSL and Trust Sub-Classes, and entry of Final Judgment on the claims brought by the RSL and Trust Sub-Classes, separate and apart from the claims brought by the Operating Partnership Sub-Class; and (b) permit the Operating Partnerships to conduct business in a manner consistent with the objectives of the Exchange during and after the pendency of the SEC review and prior to entry of Final Judgment on the claims brought by the Operating Partnership Sub-Class. A copy of the proposed Modified Order is attached to the Amended Stipulation of Settlement ("Amended Stipulation") as Exhibit A.

      7. Specifically, the parties have agreed to the following amendments to the original Stipulation:

            (a) amend Section 4.2 to bifurcate the Class Notice process so that a Class Notice may be sent to the RSL and Trust Sub-Classes, prior to and separate from, the Class Notice to be sent to the Operating Partnership Sub-Class with the Consent Solicitation Statement;

            (b) amend Sections 4.1(j) and 4.4 to bifurcate the Final Approval process so that a Final Approval Hearing on the Settlement as it pertains to the RSL and Trust Sub-Classes may take place before a Final Approval Hearing on the Settlement as it pertains to the Operating Partnership Sub-Class;

            (c) amend Section 4.5 to bifurcate the entry of Final Judgments so that Final Judgment may enter on the claims brought by the RSL and Trust Sub-Classes separate and apart from the claims brought by the Operating Partnership Sub-Class; and

            (d) amend Article III to permit bifurcation of the discharge of the claims so that the claims brought by the RSL and Trust Sub-Classes can be discharged separately from the claims brought by the Operating Partnership Sub-Class.

            (e) amend Section 4.1(i) to permit the Operating Partnerships to reinvest a portion of their cash balances, subject to certain limitations and protections afforded to the Operating Partnership Sub-Class members;

            (f) amend Section 4.1(h) to permit transfers of Units under certain limited circumstances during the pendency of the Settlement and during the SEC's review process;

            (g) amend Section 2.2(b) and 5.2(b) to state that Newco shall use its best efforts to list the new shares on the NASDAQ National Market or another national exchange once certain conditions have been met; and

            (h) amend Section 2.2(i) to clarify (a) that the Target Net Income will be determined by using the pooling of interest method of accounting as originally contemplated, and (b) allowing Escrowed Shares, only as agreed upon by the parties, to be distributed to the Equis Owners in the event Newco is sold.

      8. The parties also propose to revise the original Notice of Class Action Determination, Proposed Settlement, and Fairness Hearing, attached as Exhibit B to the Amended Stipulation, to reflect that it pertains only to the RSL and Trust Sub-Classes, and issue a second Notice of Class Action Determination, Proposed Settlement, and Fairness

Hearing, attached as Exhibit C to the Amended Stipulation, pertaining only to the Operating Partnership Sub-Class.

      WHEREFORE, the Plaintiffs and Defendants jointly request that this Court:

      A. Grant this Joint Motion to Modify the Court's Order Preliminarily Approving Settlement, Conditionally Certifying Settlement Class and Providing For Notice of, and Hearing on, The Proposed Settlement;

      B. Issue an Amended Order Preliminarily Approving Settlement, Conditionally Certifying Settlement Class and Providing For Notice of, and Hearing on, The Proposed Settlement, in a form substantially similar to that set forth in Exhibit A to the Amended Stipulation of Settlement; and

      C. Grant such other relief as the Court deems just and proper.

                                     Respectfully submitted,
                                     this 15 day of March, 1999,

                                     ATTORNEYS FOR DEFENDANTS:


                                     /s/ Joseph F. Hession
                                     ------------------------------------
                                     RICHMAN GREER WEIL BRUMBAUGH
                                     MIRABITO & CHRISTENSEN, P.A.
                                     Gerald F. Richman
                                     Joseph F. Hession
                                     Phillips Point - East Tower
                                     777 South Flager Drive - Suite 1100
                                     West Palm Beach, Florida 33401
                                     (561) 803-3500

                                     PEABODY & BROWN
                                     Deborah L. Thaxter, P.C.
                                     Gregory P. Deschenes
                                     101 Federal Street
                                     Boston, MA 02110-1832
                                     (617) 345-1000

                                     ATTORNEYS FOR PLAINTIFFS:


                                     /s/ Allan Lerner BY/ ADF
                                     -------------------------------------
                                     LERNER & PEARCE, P.A.
                                     Allan M. Lerner
                                     2888 East Oakland Park Boulevard
                                     Ft. Lauderdale, FL 33306
                                     (954) 568-6111

                                     /s/ Andrew D. Friedman
                                     ------------------------------------
                                     WECHSLER HARWOOD HALEBIAN &
                                     FEFFER LLP
                                     Andrew D. Friedman
                                     488 Madison Avenue, 8th Floor
                                     New York, NY 10022
                                     (212) 935-7400

                                     LAW OFFICES OF VINCENT T.
                                     GRESHAM
                                     Vincent T. Gresham
                                     6065 Roswell Road. Ste. 1445
                                     Atlanta, GA 30328
                                     (770) 552-5270

                                     GILMAN AND PASTOR
                                     Peter A. Lagorio
                                     One Boston Place
                                     Boston, MA. 02108-4400
                                     (617) 589-3750

                                     BENJAMIN S. SCHWARTZ
                                     CHARTERED
                                     Benjamin S. Schwartz
                                     4600 Olympic Way
                                     Evergreen, CO 80439
                                     (303) 670-5941

                                     LAW OFFICES OF LIONEL Z. GLANCY
                                     Lionel Z. Glancy
                                     1501 Avenue of the Stars, Suite 306
                                     Los Angeles, CA 90067
                                     (310) 201-9150

                                     LAW OFFICES OF JAMES V. BASHIAN
                                     500 Fifth Avenue, Ste. 2700
                                     New York, NY 10110
                                     (212) 921-4100

                                     THOMAS A. HOADLEY, PA
                                     310 Australian Avenue
                                     Palm Beach, FL 33480
                                     (561) 792-9006

                                     GOODKIND, LABATAN, RUDOFF &
                                     SUCHAROW, LLP
                                     Lynda J. Grant
                                     Robert N. Cappucci
                                     100 Park Avenue
                                     New York, NY 10017
                                     (212) 907-0700

                                     LASKY & RIFKIND, LTD.
                                     Leigh Lasky
                                     30 North LaSalle Street, Ste. 2140
                                     Chicago, IL 60602
                                     (312) 759-7670

                                     HAROLD B. OBSTFELD, P.C.
                                     Harold B. Obstfeld
                                     260 Madison Avenue
                                     New York, NY 10116
                                     (212) 696-1212

                                                   Case No.: 98-8030-CIV-HURLEY

      WE HEREBY CERTIFY that a true and correct copy of the foregoing Plaintiffs' and Defendants' Joint Motion to Modify Order Preliminarily Approving Settlement, Conditionally Certifying Settlement Class and Providing for Notice of and Hearing on the Proposed Settlement has been furnished via U.S. Mail to: all parties listed on the attached service list this 15th day of March, 1999.

                                     RICHMAN GREER WEIL BRUMBAUGH
                                     MIRABITO & CHRISTENSEN, P.A.
                                     Co-Counsel for Defendants
                                     Phillips Point East Tower
                                     777 South Flagler Drive, Suite 1100
                                     West Palm Beach, Florida 33401
                                     Telephone: (561) 803-3500
                                     Facsimile: (561) 820-1608


                                     By: /s/ Joseph F. Hession
                                         -------------------------------------
                                         GERALD F. RICHMAN
                                         Florida Bar No.: 0066457
                                         JOSEPH F. HESSION
                                         Florida Bar No.: 061476

                                                   Case No.: 98-8030-CIV-HURLEY

                                  SERVICE LIST:

PEABODY & BROWN                            LAW OFFICES OF JAMES V. BASHIAN
Deborah L. Thaxter, P.C.                   500 Fifth Avenue, Suite 2700
Gregory P. Deschenes                       New York, NY 10110
101 Federal Street                         THOMAS A. HOADLEY, P.A.
Boston, MA 02110-1832                      310 Australian Avenue
(617) 345-1000                             Palm Beach, FL 33480
                                           (561) 792-9006
WECHSLER HARWOOD HALEBIAN &
FEFFER, LLP                                GOODKIND, LABATAN,
Andrew D. Friedman                              RUDOFF & SUCHAROW, LLP
488 Madison Avenue, 8th Floor              Lynda J. Grant
New York, NY 10022                         Robert N. Cappucci
(212) 935-7400                             100 Park Avenue
                                           New York, NY 10017
LAW OFFICE OF VINCENT T. GRESHAM           (212) 907-0700
Vincent T. Gresham
6065 Roswell Road, Suite 1445              LASKY & RIFKIND, LTD.
Atlanta, GA 30328                          Leigh Lasky
(770) 552-5270                             30 North LaSalle Street, Suite 2140
                                           Chicago, IL 60602
GILMAN AND PASTOR                          (312) 759-7670
Peter A. Lagorio
One Boston Place                           HAROLD B. OBSTFELD, P.C.
Boston, MA 02108-4400                      Harold B. Obstfeld
(617) 589-3750                             260 Madison Avenue
                                           New York, NY 10116
BENJAMIN S. SCHWARTZ, CHARTERED            (212) 696-1212
Benjamin S. Schwartz
4600 Olympic Way
Evergreen, CO 80439
(303) 670-5941

LAW OFFICES OF LIONEL Z. GLANCY
Lionel Z. Glancy
1801 Avenue of the Stars, Suite 306
Los Angeles, CA 90067
(310) 201-9150

LERNER & PEARCE
Allan Lerner
2888 East Oakland Park Boulevard
Fort Lauderdale, FL 33306
(954) 563-8111

                       IN THE UNITED STATES DISTRICT COURT
                          SOUTHERN DISTRICT OF FLORIDA

                                                    CASE NO.: 98-8030-CIV-HURLEY

LEONARD ROSENBLUM, J/B INVESTMENT PARTNERS, SMALL and REBECCA BARMACK, PARTNERS, BARBARA HALL, HENRY R. GRAHAM, ANNE R. GRAHAM, MARGO CORTELL, PATRICK M. RHODES, BERNICE M. HUELS, GARRETT N. VOIGHT, CLAIRE E. FULCHER, MARCELLA LEVY, RICHARD HODGSON, CITY PARTNERSHIPS, HELMAN PARSONS and CLEVA PARSONS, on behalf of themselves and all others similarly situated and derivatively on behalf of the Nominal Defendants,

                                                  -----------------------------
                                                  FILED BY       D.C.

                                                              AUG 20 1998

                                                             CARLOS JUENKE
                                                          CLERK U.S. DIST. CT.
                                                         S.D. OF FLA. - W.P.B.
                                                       -------------------------

       Plaintiffs,

v.

EQUIS FINANCIAL GROUP LIMITED PARTNERSHIP, a Massachusetts Limited Partnership, EQUIS CORPORATION, a Massachusetts corporation, GDE ACQUISITION LIMITED PARTNERSHIP, a Massachusetts Limited Partnership, AFG LEASING INCORPORATED, a Massachusetts corporation, AFG LEASING IV INCORPORATED, a Massachusetts corporation, AFG LEASING VI INCORPORATED, a Massachusetts corporation, AFG AIRCRAFT MANAGEMENT CORPORATION, a Massachusetts corporation, AFG ASIT CORPORATION, a Massachusetts corporation, AF/AIP PROGRAMS LIMITED PARTNERSHIP, a Massachusetts Limited Partnership, GARY D. ENGLE and GEOFFREY A. MACDONALD,

       Defendants,

AIRFUND I INTERNATIONAL LIMITED PARTNERSHIP, a Massachusetts Limited Partnership, AIRFUND II INTERNATIONAL LIMITED PARTNERSHIP, a Massachusetts Limited Partnership, AMERICAN INCOME 4 LIMITED PARTNERSHIP, a Massachusetts Limited Partnership, AMERICAN INCOME 5 LIMITED PARTNERSHIP, a Massachusetts Limited Partnership, AMERICAN INCOME 6 LIMITED PARTNERSHIP, a Massachusetts Limited Partnership, AMERICAN INCOME 7 LIMITED PARTNERSHIP, a Massachusetts Limited Partnership, AMERICAN INCOME 8 LIMITED PARTNERSHIP, a Massachusetts Limited Partnership, AMERICAN INCOME PARTNERS III-A LIMITED PARTNERSHIP, a Massachusetts Limited Partnership, AMERICAN INCOME PARTNERS III-B LIMITED PARTNERSHIP, a Massachusetts Limited Partnership, AMERICAN

                                                           RECEIVED
                                                          AUG 24 1998
                                                        PEABODY & BROWN

                                                          EXHIBIT 1

                                                   Case No.: 98-8030-CIV-HURLEY

INCOME PARTNERS III-C LIMITED PARTNERSHIP, a Massachusetts Limited Partnership, AMERICAN INCOME PARTNERS III-D LIMITED PARTNERSHIP, a Massachusetts Limited Partnership, AMERICAN INCOME PARTNERS IV-A LIMITED PARTNERSHIP, a Massachusetts Limited Partnership, AMERICAN INCOME PARTNERS IV-B LIMITED PARTNERSHIP, a Massachusetts Limited Partnership, AMERICAN INCOME PARTNERS IV-C LIMITED PARTNERSHIP, a Massachusetts Limited Partnership, AMERICAN INCOME PARTNERS IV-D LIMITED PARTNERSHIP, a Massachusetts Limited Partnership, AMERICAN INCOME PARTNERS V-A LIMITED PARTNERSHIP, a Massachusetts Limited Partnership, AMERICAN INCOME PARTNERS V-B LIMITED PARTNERSHIP, a Massachusetts Limited Partnership, AMERICAN INCOME PARTNERS V-C LIMITED PARTNERSHIP, a Massachusetts Limited Partnership, AMERICAN INCOME PARTNERS V-D LIMITED PARTNERSHIP, a Massachusetts Limited Partnership, AMERICAN INCOME FUND I-B a Massachusetts Limited Partnership, AMERICAN INCOME FUND I-C, a Massachusetts Limited Partnership, AGF INVESTMENT TRUST A, a Delaware business trust, AFG INVESTMENT TRUST B, a Delaware business trust, AFG INVESTMENT TRUST C, a Delaware business trust, AFG INVESTMENT TRUST D, a Delaware business trust,

       Nominal Defendants.

-------------------------------------------------------------/

       ORDER PRELIMINARILY APPROVING SETTLEMENT, CONDITIONALLY CERTIFYING
        SETTLEMENT CLASS AND PROVIDING FOR NOTICE OF, AND HEARING ON, THE
                               PROPOSED SETTLEMENT

      WHEREAS, the parties to the above-captioned action (the "Action"), having made application, pursuant to Fed. R. Civ. P. 23(e), for an order approving the settlement of this Action, in accordance with the Stipulation of Settlement dated July 16, 1998 (the "Stipulation"), which, together with the exhibits annexed thereto, sets forth the terms and conditions for a proposed settlement of the Action ("Settlement") and for dismissal of the Action with prejudice; and the Court having read and considered the Stipulation and the exhibits annexed thereto:

                                                    Case No.: 98-8030-CIV-HURLEY

      NOW, THEREFORE, IT IS HEREBY ORDERED:

      1. For purposes of this Preliminary Order, the Court adopts and incorporates the definitions in the Stipulation.

      2. The Court does hereby preliminarily approve the Stipulation and the Settlement set forth therein as being within the range of reasonableness and fair, just and adequate, and thus hereby conditionally certifies for settlement purposes only: (a) the Settlement Class consisting of all persons and entities who (i) owned Units of any of the RSL Partnerships as of September 30, 1996, (ii) owned Units of any of the Operating Partnerships as of the date of this Order, and (iii) owned Interests of any of the Trusts as of September 1, 1997, and/or their successors or assigns (the "Class" or "Settlement Class" or "Class Members"); (b) the named plaintiffs -- Leonard Rosenblum, J/B Investment Partners, Small and Rebecca Barmack, Partners, Barbara Hall, Henry R. Graham, Anne R. Graham, Margo Cortell, Patrick M. Rhodes, Bernice M. Huels, Garrett N. Voight, Claire E. Fulcher, Marcella Levy, Richard Hodgson, City Partnerships, Helman Parson and Cleva Parsons ("Class Plaintiffs") -- as the representatives of the Class; and (c) counsel for the Plaintiffs ("Class Counsel") as counsel for the Class and Andrew D. Friedman, Esquire of Wechlser Harwood Halebian & Feffer, LLP ("Plaintiffs' Lead Counsel") as lead counsel for the Settlement Class.

      3. A hearing (the "Hearing") shall be held before this Court on December 11th, 1998 at 701 Clematis Street, West Palm Beach, Florida, at 3:30 p.m., in Courtroom 5, to determine whether the proposed Settlement of the Action on the terms and conditions provided for in the Stipulation, including the issuance and exchange of the securities in the Exchange, is fair, reasonable and adequate and should be finally approved by the Court; whether a final judgment as provided in the Stipulation should be entered herein; and whether Class Counsels applications(s) for attorneys' fees, awards to the Class Plaintiffs and the

                                                    Case No.: 98-8030-CIV-HURLEY

reimbursement of out-of-pocket expenses should be granted. The Court may continue the Hearing without further notice to Class Members.

      4. The Court approves, as to form and content, the Notice of Pendency and Proposed Settlement of Class and Derivative Action (the "Notice"), annexed as Exhibit A hereto and finds that the mailing of the Notice substantially in the manner and form set forth in paragraph 4 of this Order meets the requirements of Rule 23 of the Federal Rules of Civil Procedure, the Constitution of the United States and any other applicable law, is the best notice practicable under the circumstances, and constitutes due and sufficient notice to all persons entitled thereto.

      5. (a) Within five (5) days following review by the SEC of the Consent Solicitation Statement (said fifth day being referred to hereafter as the "Notice Date"), the Defendants shall cause a copy of the Notice, substantially in the form annexed as Exhibit A, to be mailed by mail to all Class Members who can be identified with reasonable effort from the books and records maintained by the Partnerships and Trusts and the Consent Solicitation Statement to Members of the Operating Partnership Sub-Class;

            (b) At or prior to the Hearing, Defendants' counsel shall serve and file with the Court proof, by affidavit or declaration, of such mailing; and

            (c) All reasonable costs incurred in identifying and notifying Class Members shall be paid as set forth in the Stipulation. In the event that the Settlement is not approved by the Court, or otherwise fails to become effective, Defendants shall not have any recourse against the Plaintiffs, Class Counsel or the Claims Administrator for such costs and expenses which have been incurred or advanced pursuant to the Stipulation or Court Order.

      6. Persons who may exclude themselves from the Class and who wish to do so, must do so in accordance with the instructions contained in the Notice.

                                                   Case No.: 98-8030-CIV-HURLEY

      7. Class Members may enter an appearance in the Action, at their own expense, individually or through counsel of their own choice. If they do not enter an appearance, they will be represented by Class Counsel.

      8. Pending final determination of whether the Settlement should be approved, neither the Class Plaintiffs nor any Class Member, either directly, representatively, derivatively, or in any other capacity, shall commence or prosecute against any of the Defendants or the Released Parties, any action or proceeding in any court or tribunal asserting any of the Settled Claims.

      9. Pending final determination of whether the Settlement should be approved, the Class Plaintiffs and all other Class Members are barred and permanently enjoined from (i) transferring, selling, assigning, giving, pledging, hypothesizing or otherwise disposing of any Units of the Operating Partnerships to any person; (ii) granting a proxy to object to the Exchange; or (iii) commencing a tender offer for the Units. In addition, pending final determination of whether the Settlement should be approved, the General Partners of the Operating Partnerships are enjoined from (i) recording any transfers made in violation of the Order and (ii) providing the list of investors in any Operating Partnership to any person for the purpose of conducting a tender offer.

      10. Any Member of the Settlement Class -- i.e., any member of the Class who has not requested exclusion in the manner provided above -- may appear at the Settlement Hearing and object to (a) the approval of the proposed Settlement of the Action as fair, reasonable and adequate, (b) the entrance of a final judgment, and/or (c) the applications(s) for attorneys' fees and expenses; provided, however, that no Class Member or any other person shall be heard or entitled to contest the approval of the terms and conditions of the proposed Settlement, or, if approved, the judgment to be entered thereto approving the same, or the attorneys' fees and expenses to Class Counsel, unless on or before fourteen (14) days prior to the Hearing, that person has served, by hand or by first-class mail, written objections and copies of any papers and briefs desired to be

                                                   Case No.: 98-8030-CIV-HURLEY

considered by the Court, together with proof of membership in the Settlement Class, upon both Plaintiffs' Lead Counsel: Andrew Friedman, Esquire, Wechsler Harwood Halebian & Feffer, LLP, 488 Madison Avenue, New York, NY 10022; and Defendants' Counsel: Deborah L. Thaxter, Esquire, Peabody & Brown, 101 Federal Street, Boston, MA 02110, and filed said objections, papers and briefs with the Clerk of the United States District Court for the Southern District of Florida. Any Member of the Settlement Class who does not make his or her objection in the manner provided herein shall be deemed to have waived such objection, including the right to appeal, and shall forever be foreclosed from making any objection to the fairness or adequacy of the proposed Settlement as incorporated in the Stipulation and the award of attorneys' fees and expenses to Class Counsel, unless otherwise ordered by the Court.

      11. The Court reserves the right to continue the date of the Hearing and any continuation thereof without further notice to the members of the Settlement Class, and retains jurisdiction to consider all further applications arising out of or connected with the proposed Settlement.

            DONE AND SIGNED, in Chambers, at West Palm Beach, Palm Beach County, Florida, this 20th day of August, 1998.


                                           /s/ Daniel T.K. Hurley
                                           -----------------------------------
                                           United States District Judge
                                                DANIEL T.K. HURLEY

Copies furnished:

To All Parties Listed on the Attached Service List


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

                                  SERVICE LIST:

RICHMAN GREER WEIL BRUMBAUGH
       MIRABITO & CHRISTENSEN, P.A.
Gerald F. Richman
Joseph F. Hession
Phillips Point - East Tower
777 South Flager Drive - Suite 1100
West Palm Beach, FL 33401
Telephone: (561) 803-3500
Facsimile: (561) 820-1608

PEABODY & BROWN
Deborah L. Thaxter, P.C.
Gregory P. Deschenes
101 Federal Street
Boston, MA 02110-1832
Telephone: (617) 345-1000
Facsimile: (617) 345-1300

WECHSLER HARWOOD HALEBIAN & FEFFER, LLP
Andrew D. Friedman
488 Madison Avenue, 8th Floor
New York, NY 10022
Telephone: (212) 935-7400
Facsimile: (212) 753-3630

LAW OFFICE OF VINCENT T. GRESHAM
Vincent T. Gresham
6065 Roswell Road, Suite 1445
Atlanta, GA 30328
Telephone: (770) 552-5270
Facsimile:

GILMAN AND PASTOR
Peter A. Lagorio
One Boston Place
Boston, MA 02108-4400
Telephone: (617) 589-3750
Facsimile: (617) 589-3749

BENJAMIN S. SCHWARTZ, CHARTERED
Benjamin S. Schwartz
4600 Olympic Way
Evergreen, CO 80439
Telephone: (303) 670-5941
Facsimile:

LAW OFFICES OF LIONEL Z. GLANCY
Lionel Z. Glancy
1801 Avenue of the Stars, Suite 306
Los Angeles, CA 90067
Telephone: (310) 201-9150
Facsimile:

LERNER & PEARCE
Allan Lerner
2888 East Oakland Park Boulevard
Fort Lauderdale, FL 33306
Telephone: (954) 563-8111
Facsimile: (954) 563-8522

LAW OFFICES OF JAMES V. BASHIAN
500 Fifth Avenue, Suite 2700
New York, NY 10110

THOMAS A. HOADLEY, P.A.
310 Australian Avenue
Palm Beach, FL 33480
Telephone: (561) 792-9006
Facsimile: (561)

GOODKIND, LABATAN,
       RUDOFF & SUCHAROW, LLP
Lynda J. Grant
Robert N. Cappucci
100 Park Avenue
New York, NY 10017
Telephone: (212) 907-0700
Facsimile: (212)

LASKY & RIFKIND, LTD.
Leigh Lasky
30 North LaSalle Street, Suite 2140
Chicago, IL 60602
Telephone: (312) 759-7670
Facsimile: (312)

HAROLD B. OBSTFELD, P.C.
Harold B. Obstfeld
260 Madison Avenue
New York, NY 10116
Telephone: (212) 696-1212
Facsimile: (212)

                                     25